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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 29, 2003


                             ON-SITE SOURCING, INC.
               (Exact name of registrant as specified in charter)


------------------------------- ------------------------ -----------------------
           Delaware                      0-20947               54-1648470
(State or other jurisdiction of (Commission File Number)     (IRS Employer
        incorporation)                                    Identification No.)
------------------------------- ------------------------ -----------------------

                             832 North Henry Street
                           Alexandria, Virginia 22314
              (Address of Principal Executive Offices and Zip Code)


                                 (703) 276-1123
              (Registrant's telephone Number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  Other Events and Regulation FD Disclosure

     On December 29, 2003, Onsite Sourcing Inc. issued a press release announcing that it had signed a Definitive agreement with Docuforce to be acquired. The text of the press release and the definitive agreement are included as exhibits to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated December 29, 2003
99.2              Definitive Agreement and Plan of Merger


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ON-SITE SOURCING, INC.

                                       By: /s/ Jason Parikh
                                           -------------------------------------
                                           Name:     Jason Parikh
                                           Title:    Chief Financial Officer and
                                                     Secretary

Dated:   December 29, 2003

                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated December 29, 2003
99.2              Definitive Agreement and Plan of Merger